UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)
SCHEDULE 14A INFORMATION

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AMERICAN POWER GROUP CORPORATION
 (Name of Registrant as Specified in its Charter)

______________________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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AMERICAN POWER GROUP CORPORATION

7 Kimball Lane, Building A
Lynnfield, Massachusetts 01940

NOTICE OF ANNUAL
MEETING OF STOCKHOLDERS
To Be Held April 9, 2014

To Our Stockholders:

You are hereby notified that the Annual Meeting of Stockholders of American Power Group Corporation, a Delaware corporation (together with its subsidiaries, the “Company, “we”, “us” or “our”), will be held at 9:00 a.m. on Wednesday, April 9, 2014 at the offices of Spring Mountain Capital, LP, 65 East 55th Street, 33rd Floor, New York, NY 10022 for the following purposes:

1.	To consider and act upon a proposal to elect three directors for the ensuing year;

2.	To consider and act upon a proposal to ratify the selection of the firm of Schechter, Dokken, Kanter, Andrews & Selcer, Ltd. as our independent auditors for the fiscal year ending September 30, 2014;

3.	To hold an advisory vote on the compensation of the Company's named executive officers (the “say-on-pay”);

4.	To consider and act upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.
The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record at the close of business on February 11, 2014 are entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof. A complete list of stockholders entitled to vote at the Annual Meeting shall be available for examination by any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours from March 9, 2014 until the Annual Meeting at our principal executive offices. The list will also be available at the Annual Meeting.

Only shareholders and guests of the Company may attend and be admitted to the Annual Meeting. If your shares are registered in the name of a broker, trust, bank or other nominee, you will need to bring a proxy or a letter from that broker, trust, bank or other nominee or your most recent brokerage account statement that confirms that you are the beneficial owner of those shares.

All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.

By Order of the Board of Directors

Lyle Jensen
Chief Executive Officer
March 10, 2014

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE READ THE PROXY STATEMENT, SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED STAMPED ENVELOPE.

Requests for additional copies of the proxy materials and our Annual Report on Form 10K for the fiscal year ended September 30, 2013 should be addressed to Shareholder Relations, American Power Group Corporation, 7 Kimball Lane, Building A, Lynnfield, Massachusetts 01940. This material will be furnished without charge to any stockholder requesting it.
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on April 9, 2014:
The Proxy Statement for the Annual Meeting and the Annual Report to Shareholders for the year ended September 30, 2013 are available at www.americanpowergroupinc.com/investors/apgi/2014ProxyStatement.

AMERICAN POWER GROUP CORPORATION
7 Kimball Lane, Building A
Lynnfield, MA 01940

PROXY STATEMENT

Proxies in the form enclosed with this proxy statement are solicited by our Board of Directors at our expense for use at the Annual Meeting of Stockholders (the “Meeting”) to be held at 9:00 a.m. on Wednesday, April 9, 2014 at the offices of Spring Mountain Capital, LP, 65 East 55th Street, 33rd Floor, New York, NY 10022.

Only stockholders of record as of February 11, 2014 will be entitled to vote at the Meeting and any adjournments thereof. As of that date, 48,676,628 shares of our Common Stock, par value $.01 per share, were issued and outstanding, and 941.80 shares of our 10% Convertible Preferred Stock, par value $1.00 per share, were issued and outstanding. The holders of our Common Stock are entitled to one vote per share, and the holders of our 10% Convertible Preferred Stock are entitled to 25,000 votes per share. Therefore, the holders of our outstanding shares of 10% Convertible Preferred Stock have 23,544,990 votes on matters to come before the Meeting on which such holders are entitled to vote, which represents 33% of our outstanding voting securities. Holders of record of our Common Stock, exclusively and as a separate class, are entitled to elect the three directors nominated for re-election at the Meeting. Holders of record of our 10% Convertible Preferred Stock will vote together as a single class with the holders of Common Stock on all other matters to come before the Meeting. Stockholders may vote in person or by proxy.

Execution of a proxy will not in any way affect a stockholder's right to attend the Meeting and vote in person. Any stockholder giving a proxy has the right to revoke it at any time before it is exercised by attending the Meeting and voting in person or filing with our Secretary either a written instrument revoking the proxy or another executed proxy bearing a later date.

All properly executed proxies returned in time to be counted at the Meeting will be voted. With respect to the election of the three nominees to our Board of Directors, shares represented by proxies will be voted as stated below under “Election of Directors.” Any stockholder submitting a proxy has the right to withhold authority to vote for any individual nominee to the Board of Directors by writing that nominee's name on the space provided on the proxy. In addition to the election of Directors, the stockholders will consider and vote upon proposals (i) to ratify the selection of Schechter, Dokken, Kanter, Andrews & Selcer, Ltd. as our independent auditors, and (ii) to approve, on an advisory basis, the compensation of the Company's named executive officers, all as further described in this proxy statement. Where a choice has been specified on the proxy with respect to a matter, the shares represented by the proxy will be voted in accordance with the specification. Where no choice has been specified on the proxy with respect to a matter, the shares represented by the proxy will be voted FOR such matter.

The representation in person or by proxy of a majority of the votes entitled to be cast by the holders of Common Stock is necessary to establish a quorum for the purpose of the election of the three nominees to our Board of Directors. The representation in person or by proxy of a majority of the votes entitled to be cast by the stockholders entitled to vote on all other matters to be considered at the Meeting is necessary to establish a quorum for the transaction of all other business to come before the Meeting. Votes withheld from any nominee, abstentions and broker non-votes are counted as present or represented for purposes of determining the presence of a quorum. A “broker non-vote” occurs when a broker holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker does not have discretionary voting power and has not received instructions from the beneficial owner.

Directors are elected by a plurality of the votes cast by stockholders entitled to vote on such proposal at the Meeting. Abstentions and broker non-votes with respect to this election do not count as votes for or against such election.

All of the other proposals at the meeting require the favorable vote of a majority of the votes cast on the matter. Abstentions are included in the number of shares present or represented and voting on each matter.

The Board of Directors knows of no other matter to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote properly may be taken, shares represented by all proxies received by us will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

Our Annual Report, containing financial statements for the fiscal year ended September 30, 2013 is being mailed contemporaneously with this proxy statement to all stockholders entitled to vote. This proxy statement and the form of proxy are intended to be first mailed to stockholders on or about March 10, 2014.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our Common Stock as of February 11, 2014:

•	by each of our directors and executive officers;

•	by all of our directors and executive officers as a group; and

•	by each person (including any “group” as used in Section 13(d) of the Securities Exchange Act of 1934) who is known by us to own beneficially 5% or more of the outstanding shares of our Common Stock.
Unless otherwise indicated below, to the best of our knowledge, all persons listed below have sole voting and investment power with respect to their shares of Common Stock, except to the extent authority is shared by spouses under applicable law. As of February 11, 2014, 48,676,628 shares of our Common Stock were issued and outstanding.

Security Ownership of Management and Directors

Name (1)	Number of Shares of Common Stock Beneficially Owned (2)	Percentage of Class (2)
Maurice Needham (3)	2,178,339	4.40%
Lyle Jensen (4)	1,829,022	3.67%
Charles E. Coppa (5)	1,245,595	2.53%
Lew F. Boyd (6)	690,178	1.41%
Neil Braverman (7)	6,725,352	12.14%
Jamie Weston (8)	3,413,937	6.55%
Raymond L. M. Wong (9)	3,413,937	6.55%

Security Ownership of Certain Beneficial Owners

Name (1)	Number of Shares of Common Stock Beneficially Owned (2)	Percentage of Class (2)
SMC Reserve Fund II, LP (11)	10,913,536	18.39%
SMC Select Co-Investment Fund I, LP (12)	6,967,220	12.59%
Associated Private Equity LLC (13)	6,690,352	12.09%
Ron H. Muhlenkamp (14)	4,876,672	9.14%
Next View Capital (15)	4,856,666	9.07%
SMC Employees Partnership (16)	3,413,937	6.57%
SMC REserve Fund II, Offshore (17)	2,728,383	5.31%
_____________________________

(1)	Except as noted, each person's address is care of American Power Group Corporation, 7 Kimball Lane, Building A, Lynnfield, Massachusetts 01940.

(2)
Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock that an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(3)	Includes 790,000 shares of Common Stock issuable pursuant to immediately exercisable stock options. Also includes 59,556 shares of Common Stock owned by Mr. Needham's wife.
(4) Includes 1,094,000 shares of Common Stock issuable pursuant to immediately exercisable stock options

(5)	Includes 647,000 shares of Common Stock issuable pursuant to immediately exercisable stock options.

(6)	Includes 324,000 shares of Common Stock issuable pursuant to immediately exercisable stock options.

(7)
Mr. Braverman is a member of Associated Private Equity, LLC, a Delaware limited liability company (“Associated”), an entity that beneficially owns 6,690,352 shares of Common Stock which includes 3,333,333 shares of Common Stock issuable upon conversion of shares of 10% Convertible Preferred Stock beneficially owned by Associated, 3,333,333 shares of Common Stock issuable upon exercise of warrants beneficially owned by Associated and 23,686 shares of Common Stock issued for Preferred Stock dividends. Pursuant to Rule 16a-1 of the Securities Exchange Act of 1934, as amended, Mr. Braverman may be deemed to be the beneficial owner of any securities that may be deemed to be beneficially owned by Associated. Mr. Braverman disclaims beneficial ownership with respect to any shares of Common Stock except to the extent of his pecuniary interest therein. Excludes an indeterminate number of shares of Common Stock which the Company may issue to Associated in lieu of cash dividends on the 10% Convertible Preferred Stock. Mr. Braverman's address is 4454 Wayside Drive, Naples, FL 34119.

(8)
Mr. Weston is a partner of SMC Employees Partnership, a New York limited partnership (“SMC EP”), an entity that beneficially owns 3,413,937 shares of Common Stock which includes 1,633,333 shares of Common Stock issuable upon conversion of shares of 10% Convertible Preferred Stock beneficially owned by SMC EP, 1,633,333 shares of Common Stock issuable upon exercise of warrants beneficially owned by SMC EP and 147,271 shares of Common Stock issued for Preferred Stock dividends. Pursuant to Rule 16a-1 of the Securities Exchange Act of 1934, as amended, Mr. Weston may be deemed to be the beneficial owner of any securities that may be deemed to be beneficially owned by SMC EP. Mr. Weston disclaims beneficial ownership with respect to any shares of Common Stock except to the extent of his pecuniary interest therein. Excludes an indeterminate number of shares of Common Stock which the Company may issue to SMC EP in lieu of cash dividends on the 10% Convertible Preferred Stock. Mr. Weston's address is care of Spring Mountain Capital, LLC, 65 East 55th Street, 33rd Floor, New York, New York 10022.

(9)
Mr. Wong is a partner of SMC EP, an entity that beneficially owns 3,413,937 shares of Common Stock which includes 1,633,333 shares of Common Stock issuable upon conversion of shares of 10% Convertible Preferred Stock beneficially owned by SMC EP, 1,633,333 shares of Common Stock issuable upon exercise of warrants beneficially owned by SMC EP and 147,271 shares of Common Stock issued for Preferred Stock dividends. Pursuant to Rule 16a-1 of the Securities Exchange Act of 1934, as amended, Mr. Wong may be deemed to be the beneficial owner of any securities that may be deemed to be beneficially owned by SMC EP. Mr. Wong disclaims beneficial ownership with respect to any shares of Common Stock except to the extent of his pecuniary interest therein. Excludes an indeterminate number of shares of Common Stock which the Company may issue to SMC EP in lieu of cash dividends on the 10% Convertible Preferred Stock. Mr. Wong’s address is care of Spring Mountain Capital, LLC, 65 East 55th Street, 33rd Floor, New York, New York 10022.

(10)
The shares held by SMC EP and considered to be beneficially owned by both Mr. Weston and Mr. Wong are included once for purposes of calculating the total shares beneficially owned by all officers and directors as a group.

(11)
Includes 10,913,536 shares of Common Stock issuable upon conversion of shares of 10% Convertible Preferred Stock, 5,333,333 shares of Common Stock issuable upon conversion of shares of 10% Convertible Preferred Stock, 5,333,333 shares of Common Stock issuable upon exercise of warrants and 246,870 shares of Common Stock issued for Preferred Stock dividends. Excludes an indeterminate number of shares of Common Stock which the Company may issue to the stockholder in lieu of cash dividends on the 10% Convertible Preferred Stock. The stockholder's address is care of Spring Mountain Capital, LLC, 65 East 55th Street, 33rd Floor, New York, New York 10022.

(12)
Includes 6,967,220 shares of Common Stock issuable upon conversion of shares of 10% Convertible Preferred Stock, 3,333,333 shares of Common Stock issuable upon conversion of shares of 10% Convertible Preferred Stock, 3,333,333 shares of Common Stock issuable upon exercise of warrants and 300,524 shares of Common Stock issued for Preferred Stock dividends. Excludes an indeterminate number of shares of Common Stock which the Company may issue to the stockholder in lieu of cash dividends on the 10% Convertible Preferred Stock. The stockholder's address is care of Spring Mountain Capital, LLC, 65 East 55th Street, 33rd Floor, New York, New York 10022.

(13)
Includes 6,691,535 shares of Common Stock issuable upon conversion of shares of 10% Convertible Preferred Stock, 3,333,333 shares of Common Stock issuable upon conversion of shares of 10% Convertible Preferred Stock, 3,333,333 shares of Common Stock issuable upon exercise of warrants and 23,686 shares of Common Stock issued for Preferred Stock dividends. Excludes an indeterminate number of shares of Common Stock which the Company may issue to the stockholder in lieu of cash dividends on the 10% Convertible Preferred Stock. The stockholder's address is 4454 Wayside Drive, Naples, Florida 34119.

(14)
Includes 4,841,125 shares of Common Stock issuable upon conversion of shares of 10% Convertible Preferred Stock, 2,333,333 shares of Common Stock issuable upon conversion of shares of 10% Convertible Preferred Stock, 2,333,333 shares of Common Stock issuable upon exercise of warrants and 174,459 shares of Common Stock issued for Preferred Stock dividends. Excludes an indeterminate number of shares of Common Stock which the Company may issue to the stockholder in lieu of cash dividends on the 10% Convertible Preferred Stock. Excludes an indeterminate number of shares of Common Stock which the Company may issue to the stockholder in lieu of cash dividends on the 10% Convertible Preferred Stock.

The stockholder's address is 725 Three Degree Road, Butler, Pennsylvania 16002.

(15)
Includes 4,856,666 shares of Common Stock issuable upon conversion of shares of 10% Convertible Preferred Stock, 2,753,333 shares of Common Stock issuable upon conversion of shares of 10% Convertible Preferred Stock and 2,103,333 shares of Common Stock issuable upon exercise of warrants. Excludes an indeterminate number of shares of Common Stock which the Company may issue to the stockholder in lieu of cash dividends on the 10% Convertible Preferred Stock. The stockholder's address is c/o JAN Management 600 N. Central Ave, Suite 365,Highland Park, IL 60035.

(16)
Includes 3,389,054 shares of Common Stock issuable upon conversion of shares of 10% Convertible Preferred Stock, 1,633,333 shares of Common Stock issuable upon conversion of shares of 10% Convertible Preferred Stock, 1,633,333 shares of Common Stock issuable upon exercise of warrants and 147,271 shares of Common Stock issued for Preferred Stock dividends. Excludes an indeterminate number of shares of Common Stock which the Company may issue to the stockholder in lieu of cash dividends on the 10% Convertible Preferred Stock. The stockholder's address is care of Spring Mountain Capital, LLC, 65 East 55th Street, 33rd Floor, New York, New York 10022.

(17)
Includes 2,728,383 shares of Common Stock issuable upon conversion of shares of 10% Convertible Preferred Stock, 1,333,333 shares of Common Stock issuable upon conversion of shares of 10% Convertible Preferred Stock, 1,333,333 shares of Common Stock issuable upon exercise of warrants and 61,717 shares of Common Stock issued for Preferred Stock dividends. Excludes an indeterminate number of shares of Common Stock which the Company may issue to the stockholder in lieu of cash dividends on the 10% Convertible Preferred Stock. The stockholder's address is care of Spring Mountain Capital, LLC, 65 East 55th Street, 33rd Floor, New York, New York 10022.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board of Directors has proposed that the three nominees listed below will be nominated to be elected by the holders of our Common Stock to serve as directors until the next Annual Meeting of Stockholders or until their successors are elected. Our three other current members of the Board of Directors, Messrs. Braverman, Weston and Wong, have each been elected by the holders of the 10% Convertible Preferred Stock pursuant to the terms of the 10% Convertible Preferred Stock and a voting agreement entered into upon the issuance of our 10% Convertible Preferred Stock. These three directors will continue to hold office until the next annual meeting and until their respective successors are elected, or until their earlier resignation or removal.

Shares represented by all proxies received by the Board of Directors and not so marked to withhold authority to vote for any individual nominee will be voted (unless one or more nominees are unable or unwilling to serve) FOR the election of all nominees. The Board of Directors knows of no reason why any such nominees should be unable or unwilling to serve, but if such should be the case, proxies may be voted for the election of some other person or for fixing the number of directors at a lesser number.

The following information is set forth with respect to each nominee for election as a director.

Nominee's Name	Position(s) Held	Year Term will Expire
Maurice E. Needham	Chairman of the Board of Directors	2015
Lyle Jensen	Chief Executive Officer, President and Director	2015
Lew F. Boyd	Director	2015

The Board of Directors recommends a vote FOR each of the nominees listed above.

Occupations of Directors, Director Nominees and Executive Officers
Our directors and executive officers are as follows:

Name	Age	Position
Maurice E. Needham	73	Chairman of the Board of Directors
Lyle Jensen	63	Chief Executive Officer; President; Director
Charles E. Coppa	50	Chief Financial Officer; Treasurer; Secretary
Lew F. Boyd	68	Director
Neil Braverman	75	Director
Jamie Weston	49	Director
Raymond L. M. Wong	61	Director

Each director is elected for a period of one year at the annual meeting of stockholders and serves until his or her successor is duly elected by the stockholders. The holders of our Common Stock, voting as a separate class, are entitled to elect three members of the Board of Directors and the holders of our 10% Convertible Preferred Stock, voting as a separate class, have the right to elect three members of the Board of Directors. The holders of our Common Stock and our 10% Convertible Preferred Stock, voting together as a single class, have the right to elect the balance of the total number of directors. The officers are appointed by and serve at the discretion of the Board of Directors. All outside directors receive $5,000 per quarter as board compensation. Mr. Weston and Mr. Wong have agreed to forgo their quarterly retainers.

We have established an Audit Committee consisting of Mr. Weston (Chair) and Mr. Wong and a Compensation Committee consisting of Messrs. Boyd (Chair), Needham, Weston and Braverman. Our Board of Directors has determined that Mr. Weston is an “audit committee financial expert” within the meaning given that term by Item 407(d)(5) of Regulation S-K.

MAURICE E. NEEDHAM has been Chairman since June 1993. From June 1993 to July 21, 1997, Mr. Needham also served as Chief Executive Officer. He has also served as a Director of Comtel Holdings, an electronics contract manufacturer since April 1999. He previously served as Chairman of Dynaco Corporation, a manufacturer of electronic components which he founded in 1987. Prior to 1987, Mr. Needham spent 17 years at Hadco Corporation, a manufacturer of electronic components, where he served as President, Chief Operating Officer and Director. We believe that Mr. Needham's extensive business, operational and management experience, including his over twenty years with our company give him the qualifications and skills to serve as a director and member of the Compensation Committee.

LYLE JENSEN has been a Director since May 2002. On April 12, 2006, Mr. Jensen became our Chief Executive Officer. Mr. Jensen previously was Executive Vice President/Chief Operations Officer of Auto Life Acquisition Corporation, an automotive aftermarket dealer of fluid maintenance equipment. Prior to that, he was a Business Development and Operations consultant after holding executive roles as Chief Executive Officer and minority owner of Comtel and Corlund Electronics, Inc. He served as President of Dynaco Corporation from 1988 to 1997; General Manager of Interconics from 1984 to 1988; and various financial and general management roles within Rockwell International from 1973 to 1984. The Board of Directors believes Mr. Jensen has the necessary qualifications and skills to serve as Chief Executive Officer and as a director based on his financial and operational background and the management expertise he has cultivated during his nearly twelve year tenure with our company.

CHARLES E. COPPA has served as Chief Financial Officer, Treasurer and Secretary since March 1998. From October 1995 to March 1998, he served as Corporate Controller. Mr. Coppa was Chief Financial Officer and Treasurer of Food Integrated Technologies, a publicly-traded development stage company from July 1994 to October 1995. Prior to joining Food Integrated Technologies, Inc., Mr. Coppa served as Corporate Controller for Boston Pacific Medical, Inc., a manufacturer and distributor of disposable medical products, and Corporate Controller for Avatar Technologies, Inc., a computer networking company. From 1985 to 1990 Mr. Coppa was as an auditor with Grant Thornton where he obtained his CPA designation. The Board of Directors believes Mr. Coppa has the necessary qualifications and skills to serve as Chief Financial Officer based on his financial and management expertise he has cultivated during his over seventeen year tenure with the company.

LEW F. BOYD has been a Director since August 1994. Mr. Boyd is the founder and since 1985 has been the Chief Executive Officer of Coastal International, Inc., an international business development and executive search firm, specializing in the energy and environmental sectors. Previously, Mr. Boyd had been Vice President/General Manager of the Renewable Energy Division of Butler Manufacturing Corporation and had served in academic administration at Harvard and Massachusetts Institute of Technology. We believe that Mr. Boyd's extensive business and executive recruitment experience, including his nearly twenty years with our company, give him the qualifications and skills to serve as a director and Chairman of the Compensation Committee.

NEIL BRAVERMAN has been a Director since April 30, 2012. Mr. Braverman is the founder of Associated Private Equity. He previously founded and was co-Chairman of Safeskin Corporation, the leading manufacturer of latex/synthetic gloves to the healthcare and electronic markets, which was sold to Kimberly Clark Corporation in 1999. Prior to Safeskin Corporation, Mr. Braverman founded Paramount Oil Corporation, a manufacturer of motor and industrial oils. During his career, Mr. Braverman founded and managed numerous real estate investments and manufacturing firms. He began his entrepreneur career founding and building the largest wig company in the U.S., which sold to U.S. Industries. We believe Mr. Braverman's extensive business and management experience give him the qualifications and skills to serve as a director.

JAMIE WESTON has been a Director since April 30, 2012. Since April 2012, Mr. Weston has served as a Managing Director of Spring Mountain Capital. From July 1995 to October 2010, he was a Partner at The Wicks Group of Companies, a private equity firm with close to $1 billion under management, focused on selected segments of the information, education, and media industries. During his 15 years at Wicks, Mr. Weston was an integral part of its investment and management activities and served on the board of directors of many of its portfolio companies. While at Wicks, he directly structured and negotiated more than 20 acquisitions and divestitures and worked on more than 40 additional closed transactions. Prior to Wicks, Mr. Weston worked at IBJ Whitehall Bank & Trust Company and National Westminster Bancorp, where he completed leveraged financings. He received an M.B.A. from Fordham University and a B.A. in Economics from Drew University. We believe that Mr. Weston's extensive business and financial experience give him the qualifications and skills to serve as a director.

RAYMOND L. M. WONG has been a Director since October 2013. Since 2007, Mr. Wong has been a Managing Director of Spring Mountain Capital’s private equity group. Mr. Wong was previously a senior Managing Director in the Investment Banking Division of Merrill Lynch & Co., Inc. While at Merrill Lynch, Mr. Wong served on the Investment Banking Operating Committee and as Chairman of the Corporate Finance Committee. During his 25 years at Merrill Lynch, he had responsibility for the corporate finance relationships for many of the firm's largest corporate clients. Before joining Spring Mountain Capital, Mr. Wong was the Managing Member of DeFee Lee Pond Capital LLC, a financial advisory and investment firm. Mr. Wong serves on the board of directors of several companies, including Alleghany Corporation and Merrill Lynch Ventures, LLC. Mr. Wong received his M.B.A.

with honors from Harvard Business School and graduated summa cum laude from Yale College with a B.A. in Political Science. .The Board of Directors believes that Mr. Wong's extensive business and financial experience give him the qualifications and skills to serve as a director.

Certain Relationships and Related Transactions

Item 404(a) of Regulation S-K requires that we disclose any transaction or proposed transaction in which we are a participant and in which any related person has or will have a direct or indirect material interest involving more than the lesser of (i) $120,000 or (ii) one percent of the average of our total assets at the end of each of the last two completed fiscal years. A related person is any executive officer, director, nominee for director, or holder of 5% or more of our Common Stock, or an immediate family member of any of those persons.

Related Party Transactions
On November 18, 2008, we entered into a month-to-month consulting agreement at a rate of $7,500 per month with a company owned by Mr. Boyd, who also serves as the Chairman of our Compensation committee. The consulting firm provided assistance in the areas of due diligence support as well as market opportunity identification and evaluation, Board of Director candidate identification and evaluation and other services as our Board may determine. During the fiscal years ended September 30, 2013 and 2012 we paid $22,937 and $97,978, respectively relating to this contract. The agreement was terminated in December 2012. In addition, during the fiscal year ended September 30, 2013, we paid the firm an additional $8,138 for support services on an "as needed" basis relating to certain employee searches.
On June 17, 2009 we entered into an Exclusive Patent License Agreement between our company and M & R Development Inc., (“M&R”) which is currently co-owned by one of our American Power Group employees. Pursuant to the license, we acquired the exclusive worldwide right to commercialize M&R's patented dual fuel alternative energy technology.
On April 27, 2012, we entered into amendment to the patent license agreement. The amendment amends the royalty provisions in the license to modify the calculation of the royalty payments and to amend the timing of the royalty payments. Under the provisions of this amendment, effective April 1, 2012 the monthly royalty amount due to M&R will be the lesser of 10% of net sales or 30% of pre-royalty EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization). No royalties will be due if cumulative EBITDA is less than zero. During the fiscal years ended September 30, 2013 and 2012 we incurred license fees to M&R of $0 and $120,404, respectively. M&R also agreed to waive any prior defaults under the license. In addition, we amended the amended and restated promissory note dated December 1, 2009 to extend the maturity of the note until February 15, 2015 and to defer all interest and principal payments due under the note during calendar 2012. Thereafter, the aggregate principal amount due under the note will be paid in eight equal quarterly payments plus interest.
In conjunction with the July 2009 acquisition we acquired a promissory note from the previous owners of M&R, payable to American Power Group Corporation, in the principal amount of $800,000. Per our agreement, 25% of any royalties due from time to time to M&R under a technology license agreement will be applied against outstanding interest and principal due under the terms of the note rather than be paid to M&R. In conjunction with the 10% Convertible Preferred Stock financing, on April 27, 2012, we amended the note to extend the maturity of the note from July 2013 to February 2015 and defer all interest and principal payments due under the note during calendar 2012. Thereafter, the aggregate principal amount due under the note will be paid in eight equal quarterly payments plus interest. During the fiscal years ended September 30, 2013 and 2012 we applied $0 and $31,923 of license fees due against accrued interest due under the note. As of September 30, 2013, accrued interest due under the note was $63,022.
Our dual fuel conversion subsidiary leases office and warehousing space in Iowa from M&R. On October 1, 2011, we executed a new two year lease agreement requiring monthly rental payments of $10,000 on a triple net basis. On May 1, 2012, we executed a new three year lease with M&R. Under the terms of the lease, monthly rental payments of $10,000 on a triple net basis are required for the first year and then increasing in years two and three by the percentage growth in the Greater Des Moines Consumer Price Index (or equivalent index) for the latest available twelve months prior to the date of the increase. We have the option to renew this lease for an additional two year term at a mutually agreed upon rate. For the fiscal years ended September 30, 2013 and 2012, total related party rental expense in connection with non-cancellable real estate leases amounted to $142,297 and $143,248, respectively.
On October 12, 2011 Mr. Jensen loaned us $150,000 pursuant to the terms of a 10% promissory note due April 30, 2014.
On April 27, 2012, we entered into amendments to promissory notes in the aggregate principal amount of $473,500 held by Charles Coppa, our Chief Financial Officer; Lyle Jensen, a member of our Board of Directors and our President and Chief Executive Officer; and Dr. Allen Kahn, a former member of our Board of Directors. These amendments reduced the interest rates of the promissory notes to 8% per annum and extended the maturity dates of the notes to April 30, 2014.

All transactions, including loans, between us and our officers, directors, principal stockholders, and their affiliates are approved by a majority of the independent and disinterested outside directors on the Board of Directors. Management believes these transactions were consummated on terms no less favorable to us than could be obtained from unaffiliated third parties.

Code of Business Conduct and Ethics

We have adopted a code of business conduct that applies to officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as well as to members of our Board of Directors. We have posted our code of ethics on our corporate website, www.americanpowergroupinc.com.

Board Leadership Structure

Currently, the positions of Chairman of the Board of Directors and Chief Executive Officer are held by separate persons, with the position of Chairman filled by Mr. Needham, an independent, non-executive director.  The Board believes that the separation of the roles of Chairman of the Board of Directors and Chief Executive Officer is appropriate as it allows the Chief Executive Officer to focus primarily on management and strategy responsibilities, while allowing the independent Chairman to focus on leadership of the Board of Directors, providing feedback and advice to the Chief Executive Officer and providing a channel of communication between the Board members and the Chief Executive Officer and other members of senior management.  The Chairman of the Board presides over all Board meetings and works with senior management to develop agendas for Board meetings. The Chairman advises the Chief Executive Officer and other members of senior management on business strategy and leadership development.  He also works with the Board to drive decisions about particular strategies and policies and, in concert with the independent Board committees, facilitates a performance evaluation process of the Board and its committees. Our Board recognizes that future circumstances may lead it to change the leadership structure depending on our needs at the time, and as such, believes that it is important to retain flexibility.

Role of Board of Directors in Risk Oversight

One of the responsibilities of our Board is to review and evaluate the process used to assess major risks facing the Company and to periodically review assessments prepared by our senior management of such risks, as well as options for their mitigation. Our Board leadership structure, together with the frequent interaction between our directors and members of senior management, assist in this effort. Communications between our Board and senior management regarding long-term strategic planning and short-term operational practices include matters of material risk inherent in our business.

The Board of Directors also plays an active role, as a whole and at the committee level, in overseeing management of the Company's risks. The entire Board of Directors is formally apprised at least annually of the Company's enterprise risk management efforts. The Board reviews information regarding the Company's credit, liquidity and operations, as well as the risks associated with each. The Audit Committee is responsible for overseeing the management of financial and accounting risks. The Compensation Committee is responsible for overseeing the management of risks relating to executive compensation plans and arrangements. While each committee is responsible for the evaluation and management of such risks, the entire Board is regularly informed through committee reports.
Independence of the Board of Directors

The Board of Directors has adopted director independence guidelines that are consistent with the definitions of “independence” as set forth in Section 301 of the Sarbanes-Oxley Act of 2002 and Rule 10A-3 under the Securities Exchange Act of 1934. In accordance with these guidelines, the Board of Directors has reviewed and considered facts and circumstances relevant to the independence of each of our directors and has determined that, each of Messrs. Needham, Boyd, Braverman, Weston and Wong qualifies as “independent.”

The Board of Directors has determined that each of Messrs. Needham, Boyd, Braverman, Weston and Wong are independent as defined under the NYSE MKT US Rules, including, in the case of members of the Audit Committee, the independence requirements contemplated by Rule 10A-3, under the Exchange Act.

Board Meetings

Our Board of Directors met 9 times, in person or by telephone, during the fiscal year ended September 30, 2013. None of the directors attended fewer than 75% of the meetings held during the period. There were no actions taken by unanimous consent in lieu of a meeting during the fiscal year ended September 30, 2013.

Committees of the Board of Directors

Our Board of Directors has established an Audit Committee and a Compensation Committee.

Audit Committee: The Audit Committee of the Board of Directors acts to: (i) acquire a complete understanding of our audit functions; (ii) review with management and our independent accountants our finances, financial condition and interim financial statements; (iii) review with the independent accountants our year-end financial statements; and (iv) review implementation with the independent accountants and management any action recommended by our independent accountants. The Audit Committee met four times during the fiscal year ended September 30, 2013. None of the members of the Audit Committee attended fewer than 75% of the meetings held during the period.

A copy of the Audit Committee charter is available at www.americanpowergroupinc.com. The Board of Directors has determined that the two members of the Audit Committee, Messrs. Weston and Wong, are “independent” within the meaning given to the term by Section 803 of the NYSE MKT Company Guide.

Report of the Audit Committee

The Audit Committee has reviewed and discussed our audited consolidated balance sheets and statements of operations, cash flows and stockholders' equity for the fiscal years ended September 30, 2013 and 2012 with management. The Audit Committee has discussed with our independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61.

The Audit Committee has also received and reviewed written disclosures and the letter from Schechter, Dokken, Kanter, Andrews & Selcer, Ltd. as required by Independent Standards Board No. 1 and has discussed with Schechter, Dokken, Kanter, Andrews & Selcer, Ltd. their independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2013 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE
Jamie Weston, Chairman
Raymond L.M. Wong

Compensation Committee: The Compensation Committee of the Board of Directors sets the compensation of the Chief Executive Officer and reviews and approves the compensation arrangements proposed by the Chief Executive Officer for all other officers. In addition the Compensation Committee administers and interprets the Company's equity-based plans, including determining the individuals to whom stock options are awarded, the terms upon which the option grants are made, and the number of shares subject to each option granted. The Compensation Committee met six times during the fiscal year ended September 30, 2013. None of the members of the Compensation Committee attended fewer than 75% of the meetings held during the period. A copy of the Compensation Committee charter is available at www.americanpowergroupinc.com. The Board of Directors has determined that four members of the Compensation Committee, Messrs. Boyd, Needham, Braverman and Weston are “independent” within the meaning given to the term by Section 803 of the NYSE MKT Company Guide.

Our Board of Directors has not established a nominating committee. Our Board believes that each of our current members should, and does, participate in the consideration of director nominees. The policy of our Board is to consider director candidates recommended by our stockholders. Stockholders wishing to nominate director candidates must comply with certain procedures and notice requirements set forth in our By-Laws. Nominations must be submitted in writing to our principal executive office on a timely basis and must contain certain information set forth in our By-Laws. See “Advance Notice Procedures” below. Our Board has not established a formal charter regarding the nomination and consideration of director candidates. We intend to evaluate the formation of a Nominating and Governance Committee, and a charter governing its operations, in fiscal 2014. When and if adopted, the charter will be posted on our corporate website.

Stockholders may communicate directly with members of our Board of Directors by sending a letter or other written communication to The Chairman of the Board (or, if applicable to an individual director by name), in care of the Corporate Secretary, American Power Group Corporation, 7 Kimball Lane, Building A, Lynnfield, MA 01940. Our current policy is to forward all communications to the Chairman of the Board or the individually named director, if applicable, but we reserve the right to modify that policy in the future.

Executive and Director Compensation
Summary Compensation Table

The following table summarizes the compensation paid or accrued for services rendered during the fiscal years ended September 30, 2013 and 2012, to our Chief Executive Officer and our Chief Financial Officer. We did not grant any stock appreciation rights or make any long-term plan payouts during the fiscal years ended September 30, 2013 and 2012.

	Annual Compensation			Option	All Other
Name and Principal Position	Fiscal Year	Salary	Bonus	Awards (1)(2)	Compensation (3)	Total
Lyle Jensen...................................	2013	$262,500	$—	$—	$25,882	$288,382
Chief Executive Officer	2012	250,000	—	9,000	25,679	284,679

Charles E. Coppa..........................	2013	$170,000	$—	$—	$22,095	$192,095
Chief Financial Officer	2012	161,500	—	9,000	25,544	196,044
(1) Amounts shown do not reflect compensation actually received by the named executive officer. The amounts in the Option Awards column reflect the dollar amount recognized as compensation cost for financial statement reporting purposes for the fiscal year ended September 30, 2012, in accordance with ASC 718 for all stock options granted in such fiscal years. The calculation in the table above excludes all assumptions with respect to forfeitures. There can be no assurance that the amounts set forth in the Option Awards column will ever be realized. A forfeiture rate of zero was used in the expense calculation in the financial statements.

(2)	During fiscal year 2012, Messrs. Jensen and Coppa were each granted options to purchase 50,000 shares of Common Stock which vested immediately on the date of grant and have a ten-year term.

(3)	Represents payments made to or on behalf of Messrs. Jensen and Coppa for health and life insurance and auto allowances.

Employment Agreements
Mr. Jensen has a five-year employment agreement pursuant to which he receives a base salary to $262,500 per year. The agreement automatically renews for one additional year upon each anniversary, unless notice of non-renewal is given by either party. We may terminate the agreement without cause on 30 days' prior notice. The agreement provides for payment of twelve months' salary and certain benefits as a severance payment for termination without cause. Any increases in Mr. Jensen's base salary will be made in the discretion of the Board of Directors upon the recommendation of the Compensation Committee. Mr. Jensen's employment agreement provides for cash incentive compensation in respect of any fiscal year of up to the lesser of (x) 20% of our audited annual profit after tax, as reported in the financial statements included in our Annual Report on Form 10-K for such fiscal year or (y) $150,000 and stock options based on (i) non-financial criteria which may be established by the Board of Directors and (ii) upon a calculation of our annual audited earnings before interest, taxes, depreciation and amortization (“EBITDA”) as a percentage of our revenue, as follows:

	EBITDA as a % of Revenue	Stock Option Performance Incentive Earned
Base:	<11.0%	None
Level 1:	11.1% - 11.99%	Options to purchase 20,000 shares of the Company's common stock.
Level II:	12.0% - 12.99%	Options to purchase 40,000 shares of the Company's common stock.
Level III:	13.0% - 13.99%	Options to purchase 60,000 shares of the Company's common stock.
Level IV:	14.0% - 14.99%	Options to purchase 80,000 shares of the Company's common stock.
Level V:	> 15.0%	Options to purchase 100,000 shares of the Company's common stock.

Mr. Jensen did not receive any incentive compensation during fiscal year 2013 or 2012.
Mr. Coppa has a two-year employment agreement pursuant to which he receives a base salary to $170,000 per year. The agreement automatically renews for two additional years upon each anniversary, unless notice of non-renewal is given by either party. We may terminate the agreement without cause on 30 days' prior notice. The agreement provides for payment of twelve months' salary and certain benefits as a severance payment for termination without cause. Any increases in Mr. Coppa's base salary will be made in the discretion of the Board of Directors upon the recommendation of the Compensation Committee. Mr. Coppa's employment agreement also provides for incentive compensation in respect of any fiscal year based on mutually agreed performance measures as determined our Compensation Committee. Any increases or bonuses will be made at the discretion of our Board of Directors upon the recommendation of the Compensation Committee. Mr. Coppa did not receive any incentive compensation during fiscal years 2013 or 2012

Outstanding Equity Awards
The following table sets forth information concerning outstanding stock options for each named executive officer as of September 30, 2013:

		Number of Securities Underlying Unexercised Options
Name	Date of Grant	Exercisable	Unexercisable	Exercise Price Per Share	Option Expiration Date
Lyle Jensen	April 24, 2004 (1)	2,000	—	$1.10	April 24, 2014
	June 15, 2005 (1)	2,000	—	$0.51	June 15, 2015
	April 12, 2006 (2)	500,000	—	$0.28	April 12, 2016
	December 18, 2006 (2)	100,000	—	$0.35	December 18, 2016
	December 29, 2006 (3)	25,000	—	$0.36	December 29, 2016
	February 8, 2008 (3)	100,000	—	$0.34	February 8, 2018
	September 30, 2008 (3)	100,000	—	$0.33	September 30, 2018
	November 17, 2008 (2)	80,000	20,000	$0.33	November 17, 2018
	June 8, 2009 (3)	100,000	—	$0.22	June 8, 2019
	June 27, 2011 (3)	15,000	—	$0.80	June 27, 2021
	January 18, 2012 (3)	50,000	—	$0.48	January 18, 2022

Charles Coppa	June 6, 2006 (2)	137,000	—	$0.36	June 6, 2016
	September 28, 2007 (2)	45,000	—	$0.35	September 28, 2017
	November 18, 2008 (2)	80,000	20,000	$0.35	November 18, 2018
	June 8, 2009 (2)	160,000	40,000	$0.22	June 8, 2019
	March 4, 2010 (2)	60,000	40,000	$0.36	March 4, 2020
	December 16, 2010 (3)	25,000	—	$0.45	December 16, 2020
	June 27, 2011 (3)	50,000	—	$0.80	June 27, 2021
	January 18, 2012 (3)	50,000	—	$0.48	January 18, 2022

(1)	These options were granted under the 1996 Non Employee Stock Option Plan, have a ten-year term and vested immediately on the date of grant.

(2)	These options were granted under the 2005 Stock Option Plan, have a ten-year term and vest at an annual rate of 20% over a five-year period from the date of grant.

(3)	These options were granted under the 2005 Stock Option Plan, have a ten-year term and vested immediately on the date of grant.

Director Compensation
The following table sets forth information concerning the compensation of our Directors who are not named executive officers for the fiscal year ended September 30, 2013:

Name	Fees Earned or Paid in Cash or Common Stock (1)	Option Awards (2) (3)	All Other Compensation(4)	Total
Maurice Needham	$—	$—	$112,117	$112,117
Lew Boyd	20,000	—	—	20,000
Kevin Tierney, Sr.	5,000	—	—	5,000
Neil Braverman	20,000	—	—	20,000
Dr. Aviel Faliks	—	—	—	—
Jamie Weston	—	—	—	—

(1)
All non-employee directors receive a quarterly board fee of $5,000 per quarter with the exception of Mr. Weston and former director Faliks both of who agreed to forgo their quarterly retainers. Mr. Tierney resigned from the Board on December 8, 2012. Dr. Faliks was replaced on the Board by Mr. Wong in October 30, 2013.

(2)	During fiscal year 2013, we paid Mr. Needham $112,117 relating to salary ($92,000), health and life insurance ($11,117) and auto allowance ($9,000).

As of September 30, 2013, each Director who is not a named executive officer for the fiscal year ended September 30, 2013 holds the following aggregate number of shares under outstanding stock options:

Name	Number of Shares Underlying Outstanding Stock Options
Maury Needham	850,000
Lew Boyd	344,000
Kevin Tierney, Sr.	50,000
Neil Braverman	—
Aviel Faliks	—
Jamie Weston	—

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF AUDITORS

Upon the recommendation of the Audit Committee, the Board of Directors has reappointed Schechter, Dokken, Kanter, Andrews & Selcer, Ltd., to audit our consolidated financial statements for the fiscal year ending September 30, 2014. Schechter, Dokken, Kanter, Andrews & Selcer, Ltd., has served as our independent registered public accounting firm since fiscal 2007.

Stockholder ratification of our independent auditors is not required under Delaware law or under our Restated Certificate of Incorporation or By-Laws.

If the stockholders do not ratify the selection of Schechter, Dokken, Kanter, Andrews & Selcer, Ltd., as our independent auditors for the fiscal year ending September 30, 2014, our Board of Directors will evaluate what would be in the best interests of our company and our stockholders and consider whether to select new independent auditors for the current fiscal year or whether to wait until the completion of the audit for the current fiscal year before changing independent auditors.

The Board of Directors recommends a vote FOR ratification of its selection of Schechter, Dokken, Kanter, Andrews & Selcer, Ltd., as independent auditors for the fiscal year ended September 30, 2014.

Audit Fees

The following table shows the aggregate fees that we paid or accrued for the audit and other services provided by Schechter, Dokken, Kanter, Andrews & Selcer, Ltd. for the fiscal years ended September 30, 2013 and September 30, 2012. A representative of Schechter, Dokken, Kanter, Andrews & Selcer, Ltd., will not be attending this year's Annual Meeting.

	Amount of Fee for
Type of Service	Fiscal 2013	Fiscal 2012
Audit Fees	$129,911	$147,715
Audit-Related Fees	—	—
Tax Fees	25,050	22,500
All Other Fees	—	—
	$154,961	$170,215

Audit Fees: These fees are for professional services rendered in connection with the audit of our annual financial statements, review of financial statements included in our Form 10-Q Quarterly Reports and services that are customarily provided by independent auditors in connection with statutory and regulatory filings or engagements for the relevant fiscal years.

Audit-Related Fees: These fees are for various accounting consultations.

Tax Fees: These fees are for professional services rendered for tax compliance, tax planning and tax advice. The services for the fees disclosed under this category include tax return preparation, research and technical tax advice.

Pre-Approval Policies and Procedures: The Audit Committee has adopted policies which provide that our independent auditors may only provide those audit and non-audit services that have been pre-approved by the Audit Committee, subject, with respect to non-audit services, to a de minimis exception (discussed below) and to the following additional requirements: (i) such services must not be prohibited under applicable federal securities rules and regulations, and (ii) the Audit Committee must make a determination that such services would be consistent with the principles that the independent auditor should not audit its own work, function as part of management, act as an advocate of our Company, or be a promoter of our Company's stock or other financial interests. The chairman of the Audit Committee has the authority to grant pre-approvals of permitted non-audit services between meetings, provided that any such pre-approval must be presented to the full Audit Committee at its next scheduled meeting.

During fiscal 2013 and 2012, all of the non-audit services provided by Schechter, Dokken, Kanter, Andrews & Selcer, Ltd., were pre-approved by the Audit Committee. Accordingly, the Audit Committee did not rely on the de minimis exception noted above. This exception waives the pre-approval requirements for non-audit services if certain conditions are satisfied, including, among others, that such services are promptly brought to the attention of and approved by the Audit Committee prior to the completion of the audit.

PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, we provide our shareholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission.

Our executive compensation programs are designed to attract, motivate, and retain our named executive officers, who are critical to our success, and to reward our named executive officers for the achievement of short-term and long-term strategic and operational goals and the achievement of increased total shareholder return.  We seek to closely align the interests of our named executive officers with the interests of our shareholders, and our Compensation Committee regularly reviews named executive officer compensation to ensure such compensation is consistent with our goals.

Required Vote

This vote is advisory, which means that the vote on executive compensation is not binding on the Company, our Board of Directors, or the Compensation Committee of the Board of Directors. The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission. To the extent there is a significant vote against our named executive officer compensation as disclosed in this proxy statement, the Compensation Committee will evaluate whether any actions are necessary to address our shareholders' concerns.

Accordingly, we ask our shareholders to vote on the following resolution at the Annual Meeting:

“RESOLVED, that the Company's shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company's Proxy Statement for the 2014 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table, and the other related tables and disclosure.”

The Board of Directors recommends a vote FOR the approval of the compensation of our named executive officers, as disclosed in this proxy statement.

TRANSACTION OF OTHER BUSINESS

Our Board of Directors knows of no other matters which may be brought before the Meeting. If any other matters properly come before the Meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

ADVANCE NOTICE PROCEDURES

Under our By-Laws, nominations for a director may be made only by the Board of Directors, a committee appointed by the Board of Directors, or by a stockholder of record entitled to vote on the election of directors, who is also a stockholder at the record date of the meeting and also on the date of the meeting at which directors are to be elected, who has delivered notice to our principal executive offices (containing certain information specified in the By-laws) (i) not fewer than 60 days nor more than 90 days prior to the anniversary date of the preceding year's annual meeting, or (ii) if the meeting is called for a date not within 30 days before or after such anniversary date, not later than the close of business on the 10th day following the date notice of such meeting is mailed or made public, whichever is earlier.

Our By-laws also provide that no business may be brought before an annual meeting of stockholders except as specified in the notice of the meeting or as otherwise brought before the meeting by or at the direction of the Board of Directors, the presiding officer or by a stockholder who shall have been a stockholder of record on the record date for such meeting and who shall continue to be entitled to vote thereafter, who has delivered notice to our principal executive offices (containing certain information specified in the By-Laws) (i) not fewer than 60 days nor more than 90 days prior to the anniversary date of the preceding year's annual meeting, or (ii) for a special meeting or an annual meeting called for a date not within 30 days before or after such anniversary date, not later than the close of business on the 10th day following the date notice of such meeting is mailed or made public, whichever is earlier.

These requirements are separate and apart from and in addition to the requirements that a stockholder must meet in order to have a stockholder proposal included in our Proxy Statement under Rule 14a-8 of the Securities Exchange Act of 1934. A copy of the full text of the By-Law provisions discussed above may be obtained by writing to the Corporate Secretary, American Power Group Corporation, 7 Kimball Lane, Building A, Lynnfield, MA 01940.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended for inclusion in the proxy statement to be mailed to all stockholders entitled to vote at our next annual meeting of stockholders must be received at our principal executive offices not later than November 11, 2014. In order to curtail controversy as to the date on which a proposal was received by us, it is suggested that proponents submit their proposals by Certified Mail Return Receipt Requested.

EXPENSES AND SOLICITATION

The cost of solicitation by proxies will be borne by us, in addition to directly soliciting stockholders by mail, we may request banks and brokers to solicit their customers who have our stock registered in the name of the nominee and, if so, will reimburse such banks and brokers for their reasonable out-of-pocket costs. Solicitation by our officers and employees may be made of some stockholders in person or by mail or telephone.

INFORMATION INCORPORATED BY REFERENCE

Our Annual Report, containing financial statements and management's discussion and analysis of our financial condition and results of operations for the year ended September 30, 2013 is being mailed contemporaneously with this proxy statement to all stockholders entitled to vote, and is incorporated herein by this reference.

Appendix A - Common Stock

AMERICAN POWER GROUP CORPORATION
ANNUAL MEETING OF STOCKHOLDERS
April 9, 2014

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned stockholder of American Power Group Corporation (the “Company”) hereby appoints Lyle Jensen and Charles E. Coppa, and each of them acting singly, with full power of substitution, the attorneys and proxies of the undersigned and authorizes them to represent and vote on behalf of the undersigned, as designated, all of the shares of Common Stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on April 9, 2014, and at any adjournment or postponement of such meeting for the purposes identified on the reverse side of this proxy and with discretionary authority as to any other matters that properly come before the Annual Meeting, in accordance with and as described in the Notice of Annual Meeting of Stockholders and Proxy Statement. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If this proxy is returned without direction being given, this proxy will be voted FOR all proposals.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF
AMERICAN POWER GROUP CORPORATION
April 9, 2014

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at
www.americanpowergroupinc.com/investors/apgi/2014ProxyStatement

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS, AND “FOR” PROPOSALS 2 AND 3,
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x

1. Election of three Directors:

☐	For all nominees
☐	Withhold authority for all nominees	Nominees: O Maurice E. Needham O Lew F. Boyd O Lyle Jensen
☐	For all except (see instructions below)

Instructions: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ☐

2. To consider and act upon a proposal to ratify Schechter, Dokken, Kanter, Andrews, & Selcer Ltd. as independent auditors for the fiscal year ending September 30, 2014.

☐For        ☐Against         ☐Abstain

3. To hold an advisory vote on the compensation of the Company's named Executive Officers (the “say-on-pay).

☐For        ☐Against         ☐Abstain

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

Please check here if you plan to attend the meeting.

____________________    ______        ____________________    ______
Signature of Stockholder     Date:         Signature of Stockholder     Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Appendix A - 10% Convertible Preferred Stock

AMERICAN POWER GROUP CORPORATION
ANNUAL MEETING OF STOCKHOLDERS
April 9, 2014

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned stockholder of American Power Group Corporation (the “Company”) hereby appoints Lyle Jensen and Charles E. Coppa, and each of them acting singly, with full power of substitution, the attorneys and proxies of the undersigned and authorizes them to represent and vote on behalf of the undersigned, as designated, all of the shares of 10% Convertible Preferred Stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on April 9, 2014, and at any adjournment or postponement of such meeting for the purposes identified on the reverse side of this proxy and with discretionary authority as to any other matters that properly come before the Annual Meeting, in accordance with and as described in the Notice of Annual Meeting of Stockholders and Proxy Statement. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If this proxy is returned without direction being given, this proxy will be voted FOR all proposals.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF
AMERICAN POWER GROUP CORPORATION
April 9, 2014

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at www.americanpowergroupinc.com/investors/apgi/2014ProxyStatement

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR PROPOSALS 2 AND 3

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x

1. Election of three Directors: Not applicable. Stockholders are not entitled to vote shares of the 10% Convertible Preferred Stock with respect to the election of these three Directors.

2. To consider and act upon a proposal to ratify Schechter, Dokken, Kanter, Andrews, & Selcer Ltd. as independent auditors for the fiscal year ending September 30, 2014.

☐For        ☐Against         ☐Abstain

3. To hold an advisory vote on the compensation of the Company's named Executive Officers (the “say-on-pay).

☐For        ☐Against         ☐Abstain

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

Please check here if you plan to attend the meeting.

____________________    ______        ____________________    ______
Signature of Stockholder     Date:         Signature of Stockholder     Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.